                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): March 20, 2002




                           COMPAQ COMPUTER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



               Delaware                                 1-9026                               76-0011617
    (Sate or Other Jurisdiction of               (Commission File No.)            (IRS Employer Identification No.)
            Incorporation)




             20555 SH 249
            Houston, Texas
       (Address of Principal                                                                    77070
         Executive Offices)                                                                   (Zip Code)



                                 (281) 370-0670
              (Registrant's telephone number, including area code)
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

In a press release dated March 20, 2002, Compaq Computer Corporation ("Compaq") (NYSE: CPQ) announced that a majority of the holders of the common stock of Compaq approved the proposed merger between Hewlett-Packard Company and Compaq at a special shareholders meeting held on March 20, 2002. The press release, dated March 20, 2002, is attached as Exhibit 99.1.

Compaq's website (www.compaq.com) contains a significant amount of information about Compaq, including financial and other information for investors. Compaq encourages investors to visit its web site from time to time, as information is updated and new information is posted.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit 99.1      Press Release dated March 20, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         COMPAQ COMPUTER CORPORATION



Dated:  March 20, 2002                   By:       /s/ Linda S. Auwers
                                            ----------------------------------
                                            Linda S. Auwers, Vice President,
                                            Deputy General Counsel and Secretary